Balanced Fund A series of CNI Charter Funds
SUMMARY PROSPECTUS DATED JANUARY 28, 2010

Class: Institutional Class	Ticker: AHBPX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Fund’s Statement of Additional Information and shareholder reports, online at http://www.CNICharter-CCMA.com. You can also get this information at no cost by calling 1-800-445-1341 or by sending an e-mail request to cnicharterfunds@seic.com or from your financial intermediary. The Fund’s Prospectus and Statement of Additional Information, dated January 28, 2010, and the independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report to shareholders, dated September 30, 2009, are incorporated by reference into this Summary Prospectus.

Balanced Fund

INVESTMENT GOAL

The Balanced Fund seeks to provide a combination of growth of capital and income.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of Balanced Fund. You pay no sales charges or transaction fees for buying or selling shares of Balanced Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Institutional Class
Management Fees	0.75%
Distribution (12b-1) Fee	None
Other Expenses(1)	0.26%
Total Annual Fund Operating Expenses(2)	1.01%

(1)
“Acquired Fund Fees and Expenses” are incurred indirectly by the Fund due to investments in other investment companies and pooled investment vehicles. The Total Annual Fund Operating Expenses above do not correlate to the ratio of expenses to average net assets given in the financial highlights (which reflects the Fund’s operating expenses but not “Acquired Fund Fees and Expenses”).

(2)
CCM Advisors, LLC, the Fund’s investment adviser (“CCMA”), has contractually agreed to limit its fees or reimburse the Fund for expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding taxes, interest, brokerage commissions, extraordinary expenses and acquired fund fees and expenses) through January 28, 2011 at or below 1.00% for Institutional Class shares. Prior to that date, this arrangement may be terminated without penalty by the Fund’s Board of Trustees upon sixty days’ written notice to CCMA, and it will terminate automatically upon the termination of the investment management agreement between CCMA and the Fund. Any fee reductions or reimbursements may be repaid to CCMA within three years after they occur if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Balanced Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$103	$322	$558	$1,236

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Balanced Fund has a diversified portfolio consisting of common stocks of U.S. companies, sponsored U.S. dollar denominated American Depositary Receipts of foreign corporations, and fixed income securities of U.S. and foreign companies. Up to 75% of the Fund’s portfolio consists of common stocks of large-capitalization companies (for this purpose, as defined by Standard & Poor’s, companies with market capitalizations of greater than $3 billion) that the Fund’s sub-advisers believe offer long-term growth and/or income potential, and at least 25% of the Fund’s portfolio consists of fixed income securities, some of which may be convertible into common stocks. The Fund’s fixed income investments include securities either issued or guaranteed by the U.S. Government or its agencies or instrumentalities, debt securities of U.S. issuers and U.S. dollar-denominated debt obligations issued by foreign governments and corporations with minimum credit ratings from Moody’s Investors Service or Standard & Poor’s of Baa or BBB, respectively, and money market instruments.

Please review the Fund’s prospectus and the statement of additional information for more detailed descriptions of these principal investments and other securities in which the Fund may invest.

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PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there are risks to investing. None of the Balanced Fund, CCMA and the Fund’s sub-advisers can guarantee that the Fund will meet its investment goal. The Fund will expose you to risks that could cause you to lose money. Here are the principal risks to consider:

Allocation – The Fund’s performance depends on the sub-advisers’ ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund directly or indirectly invests.

Market Risk of Equity Securities – By investing in stocks, the Fund may expose you to a sudden decline in the share price of a particular portfolio holding or to an overall decline in the stock market. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole. The value of your investment in the Fund will fluctuate daily and cyclically based on movements in the stock market and the activities of individual companies in the Fund’s portfolio.

Market Risk of Fixed Income Securities – The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The duration of these securities affects risk as well, with longer term securities generally more volatile than shorter term securities. In addition, the Fund’s principal market segment may underperform other segments or the market as a whole.

Convertible Securities – Convertible securities are subject to the same risks as fixed income securities.

Medium Capitalization (Mid-Cap) Companies – The Fund invests from time to time in mid-cap companies. Investments in mid-cap companies may involve greater risks than investments in larger, more established companies, such as limited product lines, markets and financial or managerial resources. In addition, the securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Issuers – The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government-Sponsored Entities – The Fund invests in securities issued by government-sponsored entities, which may not be guaranteed or insured by the U.S. Government and may only be supported by the credit of the issuing agency.

Prepayments – As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments the Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by the Fund may exhibit price characteristics of longer-term debt securities.

Extension – Rising interest rates can cause the average maturity of the Fund’s holdings of mortgage-backed and other pass-through securities to lengthen unexpectedly due to a drop in prepayments. This would increase the sensitivity of the Fund to rising rates and the potential for price declines of portfolio securities.

Rating Agencies – A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Foreign Securities –Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, unfavorable political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income).

American Depositary Receipts – The Fund invests in U.S. dollar denominated American Depositary Receipts of foreign companies (“ADRs”) which are sponsored by the foreign issuers. ADRs are subject to the risks of changes in currency or exchange rates (which affect the value of the issuer even though ADRs are denominated in U.S. dollars) and the risks of investing in foreign securities.

Sub-Adviser Allocation – The Fund’s performance is affected by CCMA’s decisions concerning how much of the Fund’s portfolio to allocate for management by each of the Fund’s sub-advisers.

Management – The Fund’s performance depends on the portfolio managers’ skill in making appropriate investments. As a result, the Fund may underperform relative to the markets in which it invests or similar funds.

Defensive Investments – During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest 100% of its assets in cash or cash equivalents that would not ordinarily be consistent with the Fund’s investment goals.

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PERFORMANCE

The bar chart and the performance table that follow illustrate some of the risks and volatility of an investment in the Balanced Fund for the indicated periods. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Call 1-888-889-0799 or visit www.CNICharter-CCMA.com or www.cnicharterfunds.com to obtain updated performance information.

The predecessor to the Balanced Fund (the “Predecessor Fund”) commenced operations on October 20, 1988. On September 30, 2005, the Predecessor Fund reorganized into the Fund. The Institutional Class performance results before September 30, 2005 are for the Class I shares of the Predecessor Fund.

This bar chart shows the performance of the Balanced Fund’s Institutional Class shares based on a calendar year.

Best Quarter 11.37% Q2 2003	Worst Quarter (10.52)% Q4 2008

This table shows the average annual total returns of Balanced Fund for the periods ending December 31, 2009. The table also shows how the Fund’s performance compares with the returns of indexes comprised of investments similar to those held by the Fund.

Average Annual Total Returns (for the periods ended December 31, 2009)	One Year	Five Years	Ten Years	Inception Date
Institutional Class				10/20/1988
Return Before Taxes	14.03%	1.86%	2.79%
Return After Taxes on Distributions	13.25%	0.31%	0.36%
Return After Taxes on Distributions and Sale of Fund Shares	9.07%	1.10%	1.07%
S&P 500 Index	26.46%	0.42%	(0.95)%	10/31/1988
Blended Index	17.78%	2.34%	1.87%	10/31/1988
Barclays Capital U.S. Aggregate Bond Index	5.93%	4.97%	6.33%	10/31/1988

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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INVESTMENT MANAGER

CCM Advisors, LLC

SUB-ADVISERS

Baird Advisors (“Baird”)

Freeman Investment Management Co., LLC (“Freeman”)

PORTFOLIO MANAGERS

Daniel A. Tranchita and Gary A. Elfe of Baird have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 2002. John D. Freeman and Thomas Anichini of Freeman have served as portfolio managers for the Fund (or the Predecessor Fund, as applicable) since 1999 and 2005, respectively.

PURCHASE AND SALE OF FUND SHARES

Shares of the Balanced Fund are no longer offered, either for purchase or in exchange for shares of other series of CNI Charter Funds. Existing holders of Institutional Class shares of the Balanced Fund may continue to exchange into Institutional Class shares of other series of CNI Charter Funds.

The shares of the Balanced Fund are redeemable. You may redeem some or all of your shares on any day the NYSE is open for regular session trading. The Fund ordinarily pays redemption proceeds on the business day following the redemption of your shares. However, the Fund reserves the right to make payment within seven days of the redemption request. Redemption proceeds will be sent to you via check to your address of record or will be wired to your bank via the instructions on your account.

TAX INFORMATION

The Balanced Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Balanced Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

CNI-SM-015-0100

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